UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Executive Boulevard
Valley Cottage, NY 10989
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	CRMZ	OTC Markets OTCQX U.S.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

INTRODUCTORY NOTE

On July 31, 2020, CreditRiskMonitor.com, Inc. (the "Company") filed a current report on Form 8-K (the “Original Filing”) to report the results of its Annual Meeting of Shareholders held on July 28, 2020 (the “Meeting”). The Company is amending and restating the Original Filing with this Form 8-K/A Amendment No. 1 for the purposes of reporting the voting tabulations including votes for, votes against, abstentions and broker non-votes.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 28, 2020, the Company held the Meeting.

A total of 10,722,401 shares were outstanding and entitled to vote as of June 12, 2020, the record date for the Meeting.  The matters voted upon and the results of the vote are set forth below.

Proposal 1.	Election of Four Directors

At the Meeting, shareholders voted 6,993,831 shares on Proposal 1 and elected Jerome S. Flum, Andrew J. Melnick, Richard Lippe, and Joshua M. Flum to serve as directors of the Company.

		For	Abstain/Withheld	Broker Non-Votes

1A.	Jerome S. Flum	6,935,351	97,255	2,984,738
1B.	Andrew J. Melnick	6,858,630	173,976	2,984,738
1C.	Richard Lippe	6,993,831	38,775	2,984,738
1D.	Joshua M. Flum	6,857,128	175,478	2,984,738

Proposal 2.	Ratification of the Selection of the Independent Registered Public Accounting Firm

At the Meeting, shareholders voted 9,625,511 shares on Proposal 2 and approved ratification of the appointment of CohnReznick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes

9,625,511	391,823	10	0

Proposal 3.	Ratification of the Amended and Restated Articles of Incorporation

At the Meeting, shareholders voted 6,770,885 shares on Proposal 3 and approved ratification of the amended and restated Articles of Incorporation.

For	Against	Abstain	Broker Non-Votes

6,770,885	254,769	6,952	2,984,738

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: August 10, 2020	By:	/s/ Steven Gargano
Steven Gargano
Chief Financial Officer
(Principal Financial and
Accounting Officer)